SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	☐
Filed by a Party other than the Registrant	☒
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to ss. 240.14a-12
CRYO-CELL INTERNATIONAL, INC.

(Name of Registrant as Specified In Its Charter)
David I. Portnoy
Visual Investment Corp.
PartnerCommunity, Inc.
Jamie H. Zidell
Mayim Investment Limited Partnership
David Ruttenberg
Lynne Portnoy
Gilbert Portnoy
Mark L. Portnoy
Capital Asset Fund Limited Partnership
George Gaines
Scott D. Martin
Steven Berkowitz
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (check the appropriate box):
☒	No fee required.

☐	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

EXHIBIT 1
POTENTIAL PARTICIPANTS
EXHIBIT 2
ANNEX A
ANNEX A ATTACHMENT 1
INFORMATION ABOUT THE RECORD HOLDER PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX A ATTACHMENT 2
INFORMATION ABOUT NOMINEES PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX A ATTACHMENT 3
INFORMATION ABOUT NOMINEES PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX A ATTACHMENT 4
INFORMATION ABOUT NOMINEES PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX A ATTACHMENT 5
INFORMATION ABOUT NOMINEES PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX A ATTACHMENT 6
INFORMATION ABOUT NOMINEES PURSUANT TO ARTICLE II, SECTION 10 OF THE BYLAWS
ANNEX B
ANNEX B ATTACHMENT 1
CONSENT OF NOMINEE
ANNEX B
ATTACHMENT 2 CONSENT OF NOMINEE
ANNEX B ATTACHMENT 3
CONSENT OF NOMINEE
ANNEX B ATTACHMENT 4
CONSENT OF NOMINEE
ANNEX B ATTACHMENT 5
CONSENT OF NOMINEE

     On March 26, 2007, PartnerCommunity, Inc. notified Cryo-Cell International, Inc. (the “Issuer”) of its intention to propose the nomination of a slate of directors for election (each, a “Nominee” and collectively, the “Slate”) at the forthcoming 2007 annual meeting of the Issuer’s stockholders (the “Annual Meeting”) by delivering a notice thereof to the Issuer. A copy of the notification letter delivered to the Issuer is attached hereto as Exhibit 2.
     SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO SOLICITATION OF PROXIES BY THE PARTICIPANTS FROM THE STOCKHOLDERS OF CRYO-CELL INTERNATIONAL, INC. FOR USE AT ITS ANNUAL MEETING WHEN AND IF THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN ANY SUCH PROXY SOLICITATION. WHEN AND IF COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WHICH WILL BE MAILED TO STOCKHOLDERS OF CRYO-CELL INTERNATIONAL, INC. AND WILL BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV. INFORMATION RELATING TO THE POTENTIAL PARTICIPANTS IN A POTENTIAL PROXY SOLICITATION IS CONTAINED IN EXHIBIT 1 HERETO.

EXHIBIT 1
POTENTIAL PARTICIPANTS
     In addition to each Nominee named in Exhibit 2 hereto (the contents of which are incorporated by reference herein), the potential participants in the potential solicitation of proxies (the “Participants”) may include the following: Visual Investment Corp., PartnerCommunity, Inc. (the “Nominating Party”), Jamie H. Zidell, Mayim Investment Limited Partnership, David Ruttenberg, Lynne Portnoy, Gilbert Portnoy, Capital Asset Fund Limited Partnership, George Gaines, and Steven Berkowitz.
     SECURITYHOLDERS MAY OBTAIN THE INFORMATION RELATING TO THE DIRECT OR INDIRECT INTERESTS, WHETHER BY SECURITY HOLDINGS OR OTHERWISE, OF EACH NOMINEE IN THE SLATE, ALL OF WHOM ARE ALSO PARTICIPANTS, BY REFERRING TO EXHIBIT 2 HERETO, INCORPORATED BY REFERENCE HEREIN.
     Visual Investment Corp. has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 53,850 shares of Common Stock, par value $0.01 per share, of the Issuer (the “Shares”) held in its name, as described in the Fourth Amendment to Schedule 13D, relating to the Issuer and filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2007 (the “Fourth Filing Amendment”), incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) a verbal agreement dated January 18, 2007 among Visual Investment Corp. and certain other reporting persons (each, a “Reporting Person”) described in the Third Amendment to Schedule 13D, relating to the Issuer and filed with the SEC on February 1, 2007 (the “Third Filing Amendment”), pursuant to which the parties agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate (the “Fee Sharing Agreement”); and (B) a verbal agreement among Visual Investment Corp. and certain other Reporting Persons described in the Fourth Filing Amendment, incorporated herein by reference thereto, pursuant to which the parties agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting (the “Voting Agreement”).
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy is the sole officer and director of Visual Investment Corp. and may be deemed the beneficial owner of the 53,850 Shares held by Visual Investment Corp. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, filed by the Issuer with the SEC on February 28, 2007 (“Form 10-KSB”), this represents beneficial ownership of approximately 0.4% of Shares outstanding.
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Visual Investment Corp. within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Visual Investment Corp.	August 2, 2006	(1,000)
Visual Investment Corp	June 22, 2006	1,350
Visual Investment Corp	June 22, 2006	1,000
Visual Investment Corp	June 21, 2006	5,000
Visual Investment Corp	June 19, 2006	(5,000)
Visual Investment Corp	June 19, 2006	(4,500)
Visual Investment Corp	June 16, 2006	(500)
Visual Investment Corp	June 14, 2006	10,000
Visual Investment Corp	June 13, 2006	(4,000)
Visual Investment Corp	June 13, 2006	(2,500)
Visual Investment Corp	June 7, 2006	(3,083)
Visual Investment Corp	May 31, 2006	(2,600)
Visual Investment Corp	May 30, 2006	(5,200)
Visual Investment Corp	May 23, 2006	25,000

Name	Date	Shares Purchased (Sold)
Visual Investment Corp	May 23, 2006	7,500
Visual Investment Corp	May 22, 2006	(20,000)
Visual Investment Corp	May 22, 2006	(10,000)
Visual Investment Corp	May 16, 2006	7,500
Visual Investment Corp	May 15, 2006	(10,000)
Visual Investment Corp	May 15, 2006	(5,000)
Visual Investment Corp	May 15, 2006	(1,650)
Visual Investment Corp	May 15, 2006	(550)
Visual Investment Corp	May 15, 2006	(500)
Visual Investment Corp	May 9, 2006	2,000
Visual Investment Corp	May 8, 2006	(3,500)
Visual Investment Corp	May 8, 2006	(2,230)
Visual Investment Corp	April 28, 2006	1,313
Visual Investment Corp	April 28, 2006	1,000
Visual Investment Corp	April 17, 2006	(2,500)
Visual Investment Corp	April 17, 2006	(1,814)
Visual Investment Corp	April 17, 2006	(1,500)
Visual Investment Corp	April 17, 2006	(1,000)
Visual Investment Corp	April 17, 2006	(1,000)
Visual Investment Corp	April 17, 2006	(5,000)
Visual Investment Corp	April 17, 2006	(1,000)
Visual Investment Corp	April 12, 2006	(1,000)
Visual Investment Corp	April 12, 2006	(1,000)
Visual Investment Corp	April 11, 2006	(1,000)
Visual Investment Corp	April 11, 2006	(1,000)
Visual Investment Corp	April 11, 2006	(1,000)
Visual Investment Corp	April 11, 2006	(500)
Visual Investment Corp	April 11, 2006	(1,000)
Visual Investment Corp	April 10, 2006	10,000
Visual Investment Corp	April 10, 2006	9,500
Visual Investment Corp	April 10, 2006	9,500
Visual Investment Corp	April 10, 2006	500
Visual Investment Corp	April 10, 2006	500
Visual Investment Corp	March 6, 2006	(2,000)
Visual Investment Corp	February 27, 2006	(10,000)
Visual Investment Corp	February 27, 2006	(5,000)
Visual Investment Corp	February 27, 2006	(3,000)
Visual Investment Corp	February 27, 2006	(1,100)
Visual Investment Corp	February 27, 2006	(1,000)
Visual Investment Corp	February 27, 2006	(500)
Visual Investment Corp	February 24, 2006	4,300
Visual Investment Corp	February 24, 2006	3,000
Visual Investment Corp	February 21, 2006	5,000
Visual Investment Corp	February 17, 2006	(5,000)
Visual Investment Corp	February 13, 2006	5,000
Visual Investment Corp	February 10, 2006	(7,386)
Visual Investment Corp	February 10, 2006	(5,000)
Visual Investment Corp	February 10, 2006	5,000
Visual Investment Corp	February 9, 2006	2,000
Visual Investment Corp	February 1, 2006	3,500
Visual Investment Corp	February 1, 2006	1,000

Name	Date	Shares Purchased (Sold)
Visual Investment Corp	February 1, 2006	500
Visual Investment Corp	January 30, 2006	800
Visual Investment Corp	January 19, 2006	3,600
Visual Investment Corp	January 19, 2006	2,600
Visual Investment Corp	January 13, 2006	2,000
Visual Investment Corp	January 11, 2006	1,000
Visual Investment Corp	January 6, 2006	2,000
Visual Investment Corp	December 29, 2005	2,000
Visual Investment Corp	December 16, 2005	1,000
Visual Investment Corp	December 13, 2005	3,000
Visual Investment Corp	December 13, 2005	2,000
Visual Investment Corp	December 8, 2005	1,000
Visual Investment Corp	November 17, 2005	(1,108)
Visual Investment Corp	November 17, 2005	(1,000)
Visual Investment Corp	November 14, 2005	5,000
Visual Investment Corp	October 27, 2005	500
Visual Investment Corp	October 20, 2005	1,000
Visual Investment Corp	October 20, 2005	718
Visual Investment Corp	October 14, 2005	(2,000)
Visual Investment Corp	October 6, 2005	700
Visual Investment Corp	September 27, 2005	1,000
Visual Investment Corp	August 11, 2005	(1,572)
Visual Investment Corp	August 11, 2005	(210)
Visual Investment Corp	May 26, 2005	(1,624)
Visual Investment Corp	May 26, 2005	(1,000)
Visual Investment Corp	May 26, 2005	(500)
Visual Investment Corp	May 26, 2005	(500)
Visual Investment Corp	May 19, 2005	1,000
Visual Investment Corp	May 19, 2005	1,000
Visual Investment Corp	May 17, 2005	1,000
Visual Investment Corp	May 10, 2005	(1,204)
Visual Investment Corp	April 18, 2005	1,000
Visual Investment Corp	April 12, 2005	(2,000)
Visual Investment Corp	April 1, 2005	1,624
Visual Investment Corp	March 30, 2005	2,500
Visual Investment Corp	March 30, 2005	500
Visual Investment Corp	March 21, 2005	900

     The Nominating Party has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 90,787 Shares held in its name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) the Fee Sharing Agreement, pursuant to which the Nominating Party and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate; (B) the Voting Agreement, pursuant to which the Nominating Party and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting; and (C) an agreement between the Nominating Party and Mayim Management, LLC, a Delaware limited liability company whose owner and managing member is David I. Portnoy, as described in Item 6 of the Fourth Filing Amendment, incorporated herein by reference thereto, pursuant to which Mayim Management, LLC, is authorized to make investment and voting decisions relating to certain securities investments made by the Nominating Party, which include the Shares held by the Nominating Party (the “Investment Advisory Agreement”).
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 90,787 Shares held by the Nominating Party, as the chairman of the board and secretary of the Nominating Party and as the managing member of Mayim Management, LLC, which may exercise investment and voting discretion over the Nominating Party’s Shares under the Investment Advisory Agreement. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.7% of Shares outstanding.
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by the Nominating Party within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	June 30, 2006	(6,213)
PartnerCommunity, Inc.	June 22, 2006	(6,000)
PartnerCommunity, Inc.	June 21, 2006	(5,000)
PartnerCommunity, Inc.	June 16, 2006	9,500
PartnerCommunity, Inc.	June 16, 2006	500
PartnerCommunity, Inc.	June 15, 2006	(3,983)
PartnerCommunity, Inc.	June 14, 2006	(10,000)
PartnerCommunity, Inc.	June 14, 2006	(3,600)
PartnerCommunity, Inc.	June 14, 2006	(1,000)
PartnerCommunity, Inc.	May 31, 2006	(10,000)
PartnerCommunity, Inc.	May 31, 2006	(1,000)
PartnerCommunity, Inc.	May 30, 2006	5,000
PartnerCommunity, Inc.	May 23, 2006	(25,000)
PartnerCommunity, Inc.	May 23, 2006	(7,500)
PartnerCommunity, Inc.	May 22, 2006	20,000
PartnerCommunity, Inc.	May 22, 2006	10,000
PartnerCommunity, Inc.	May 22, 2006	4,000
PartnerCommunity, Inc.	May 17, 2006	(11,324)
PartnerCommunity, Inc.	May 17, 2006	(1,500)
PartnerCommunity, Inc.	May 17, 2006	(1,357)
PartnerCommunity, Inc.	May 9, 2006	(2,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	March 13, 2006	(1,000)
PartnerCommunity, Inc.	March 8, 2006	1,000
PartnerCommunity, Inc.	March 3, 2006	(2,836)
PartnerCommunity, Inc.	March 3, 2006	(1,000)
PartnerCommunity, Inc.	March 3, 2006	(500)
PartnerCommunity, Inc.	February 27, 2006	4,000
PartnerCommunity, Inc.	January 27, 2006	4,500
PartnerCommunity, Inc.	January 26, 2006	500
PartnerCommunity, Inc.	January 24, 2006	3,000
PartnerCommunity, Inc.	January 24, 2006	1,500
PartnerCommunity, Inc.	January 23, 2006	500
PartnerCommunity, Inc.	January 5, 2006	10,000
PartnerCommunity, Inc.	December 29, 2005	3,600
PartnerCommunity, Inc.	December 13, 2005	5,000
PartnerCommunity, Inc.	November 14, 2005	5,000
PartnerCommunity, Inc.	September 28, 2005	2,000

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	August 25, 2005	(1,800)
PartnerCommunity, Inc.	July 21, 2005	(3,000)
PartnerCommunity, Inc.	July 15, 2005	(1,000)
PartnerCommunity, Inc.	July 12, 2005	1,000
PartnerCommunity, Inc.	July 7, 2005	1,000
PartnerCommunity, Inc.	June 28, 2005	(300)
PartnerCommunity, Inc.	June 27, 2005	(1,900)
PartnerCommunity, Inc.	June 21, 2005	5,000
PartnerCommunity, Inc.	May 27, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(940)
PartnerCommunity, Inc.	April 4, 2005	500
PartnerCommunity, Inc.	March 29, 2005	500
PartnerCommunity, Inc.	March 21, 2005	655

     Jamie H. Zidell has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 174,430 Shares held in his name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) two agreements with David I. Portnoy dated October 27, 2004 and December 20, 2004, the terms of which were disclosed in Item 6 and were included as Exhibits 2 and 3 to the initial filing of Schedule 13D, relating to the Issuer and filed with the SEC on January 25, 2005, incorporated herein by reference thereto, pursuant to which David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts; (B) an agreement with David I. Portnoy dated October 2006 amending their October 27, 2004 and December 20, 2004 agreements, the terms of which were disclosed in Item 6 and were included as Exhibit 3 to the Third Filing Amendment, incorporated herein by reference thereto, pursuant to which Mr. Zidell increases his investment and David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts; and (C) the Voting Agreement, pursuant to which Jamie H. Zidell and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 174,430 Shares held by Jamie H. Zidell as a result of exercising investment (but not voting) discretion over such Shares in accordance with the agreements between David I. Portnoy and Jamie H. Zidell described in the paragraph above. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 1.5% of Shares outstanding.
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Jamie H. Zidell within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Jamie H. Zidell	January 16, 2007	5,000
Jamie H. Zidell	January 16, 2007	840
Jamie H. Zidell	October 27, 2006	10,000
Jamie H. Zidell	October 26, 2006	10,000
Jamie H. Zidell	October 26, 2006	10,000
Jamie H. Zidell	October 26, 2006	5,000

Name	Date	Shares Purchased (Sold)
Jamie H. Zidell	October 26, 2006	5,000
Jamie H. Zidell	October 26, 2006	5,000
Jamie H. Zidell	October 25, 2006	5,000
Jamie H. Zidell	October 23, 2006	5,000
Jamie H. Zidell	October 20, 2006	3,600
Jamie H. Zidell	October 19, 2006	3,000
Jamie H. Zidell	October 18, 2006	3,000
Jamie H. Zidell	May 16, 2006	(11,500)
Jamie H. Zidell	April 11, 2006	(1,500)
Jamie H. Zidell	April 11, 2006	(1,000)
Jamie H. Zidell	April 11, 2006	(500)
Jamie H. Zidell	April 11, 2006	(500)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	April 10, 2006	(10,000)
Jamie H. Zidell	March 15, 2006	(1,186)
Jamie H. Zidell	March 8, 2006	(5,000)
Jamie H. Zidell	March 3, 2006	5,000
Jamie H. Zidell	March 3, 2006	5,000
Jamie H. Zidell	February 21, 2006	(11,751)
Jamie H. Zidell	February 21, 2006	(500)
Jamie H. Zidell	February 17, 2006	4,336
Jamie H. Zidell	February 16, 2006	572
Jamie H. Zidell	February 14, 2006	3,000
Jamie H. Zidell	February 10, 2006	(5,000)
Jamie H. Zidell	February 10, 2006	5,000
Jamie H. Zidell	February 10, 2006	4,500
Jamie H. Zidell	February 10, 2006	500
Jamie H. Zidell	January 13, 2006	2,872
Jamie H. Zidell	January 12, 2006	2,700
Jamie H. Zidell	January 12, 2006	(11,671)
Jamie H. Zidell	January 12, 2006	(500)
Jamie H. Zidell	January 11, 2006	5,000
Jamie H. Zidell	January 10, 2006	3,800
Jamie H. Zidell	January 10, 2006	2,300
Jamie H. Zidell	January 9, 2006	1,200
Jamie H. Zidell	January 5, 2006	5,000
Jamie H. Zidell	January 3, 2006	1,500
Jamie H. Zidell	December 30, 2005	4,000
Jamie H. Zidell	December 30, 2005	3,500
Jamie H. Zidell	December 30, 2005	1,000
Jamie H. Zidell	December 29 2005	5,000
Jamie H. Zidell	December 29, 2005	3,100
Jamie H. Zidell	December 28, 2005	5,000
Jamie H. Zidell	December 28, 2005	2,600
Jamie H. Zidell	December 28, 2005	1,900
Jamie H. Zidell	December 27, 2005	1,000
Jamie H. Zidell	December 23, 2005	5,000
Jamie H. Zidell	December 23, 2005	1,400
Jamie H. Zidell	December 22, 2005	3,600
Jamie H. Zidell	December 22, 2005	2,000

Name	Date	Shares Purchased (Sold)
Jamie H. Zidell	December 21, 2005	4,500
Jamie H. Zidell	December 21, 2005	4,500
Jamie H. Zidell	December 21, 2005	500
Jamie H. Zidell	December 21, 2005	500
Jamie H. Zidell	December 20, 2005	200
Jamie H. Zidell	July 20, 2005	(1,000)
Jamie H. Zidell	July 11, 2005	1,000
Jamie H. Zidell	July 7, 2005	1,000
Jamie H. Zidell	June 27, 2005	(5,000)
Jamie H. Zidell	June 27, 2005	(300)
Jamie H. Zidell	June 22, 2005	2,000
Jamie H. Zidell	June 21, 2005	1,950
Jamie H. Zidell	June 20, 2005	1,800
Jamie H. Zidell	June 17, 2005	1,250
Jamie H. Zidell	May 26, 2005	(2,311)
Jamie H. Zidell	May 26, 2005	(500)
Jamie H. Zidell	May 26, 2005	(500)
Jamie H. Zidell	May 17, 2005	2,000
Jamie H. Zidell	April 29, 2005	3,000
Jamie H. Zidell	April 28, 2005	(3,662)
Jamie H. Zidell	April 28, 2005	(1,006)
Jamie H. Zidell	April 28, 2005	(500)
Jamie H. Zidell	April 18, 2005	(1,300)
Jamie H. Zidell	April 1, 2005	437
Jamie H. Zidell	March 30, 2005	615

     Mayim Investment Limited Partnership has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 106,521 Shares held in its name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) the Fee Sharing Agreement, pursuant to which Mayim Investment Limited Partnership and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate; and (B) the Voting Agreement, pursuant to which Mayim Investment Limited Partnership and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 106,521 Shares held by Mayim Investment Limited Partnership as a result of being the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner ofMayim Investment Limited Partnership. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.9% of Shares outstanding.

     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned byMayim Investment
Limited Partnership within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Mayim Investment Limited Partnership	March 23, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 22, 2007	5,000
Mayim Investment Limited Partnership	March 21, 2007	5,000
Mayim Investment Limited Partnership	February 15, 2006	336
Mayim Investment Limited Partnership	January 25, 2006	100
Mayim Investment Limited Partnership	September 2, 2005	8,770
Mayim Investment Limited Partnership	July 21, 2005	(1,000)
Mayim Investment Limited Partnership	June 24, 2005	110
Mayim Investment Limited Partnership	June 13, 2005	5,054
Mayim Investment Limited Partnership	June 6, 2005	2,000
Mayim Investment Limited Partnership	June 2, 2005	(2,000)
Mayim Investment Limited Partnership	May 31, 2005	(2,500)
Mayim Investment Limited Partnership	May 27, 2005	(100)
Mayim Investment Limited Partnership	May 27, 2005	(100)
Mayim Investment Limited Partnership	May 27, 2005	(500)
Mayim Investment Limited Partnership	May 27, 2005	(1,800)

     David Ruttenberg has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 119,080 Shares held in his name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) a verbal agreement with David I. Portnoy, the terms of which were disclosed in Item 6 to the Second Amendment to Schedule 13D, relating to the Issuer and filed with the SEC on June 26, 2006, incorporated herein by reference thereto, pursuant to which David Ruttenberg agreed to compensate David I. Portnoy with a percentage of David Ruttenberg’s profits, if any, from his investment in the Shares; and (B) the Voting Agreement, pursuant to which David Ruttenberg and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 119,080 Shares held by David Ruttenberg as a result of exercising investment (but not voting) discretion over such Shares in accordance with the agreements between David I. Portnoy and David Ruttenberg described in the paragraph above. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 1.0% of Shares outstanding.

     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by David Ruttenberg within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
David Ruttenberg	May 2, 2006	1,572
David Ruttenberg	May 1, 2006	10,000
David Ruttenberg	May 1, 2006	5,300
David Ruttenberg	April 28, 2006	5,000
David Ruttenberg	April 28, 2006	4,700
David Ruttenberg	April 27, 2006	2,000
David Ruttenberg	April 27, 2006	1,000
David Ruttenberg	April 27, 2006	1,000
David Ruttenberg	April 26, 2006	1,850
David Ruttenberg	April 26, 2006	1,150
David Ruttenberg	February 14, 2006	4,018
David Ruttenberg	February 10, 2006	3,600
David Ruttenberg	February 9, 2006	4,500
David Ruttenberg	February 9, 2006	4,500
David Ruttenberg	February 8, 2006	3,000
David Ruttenberg	February 8, 2006	500
David Ruttenberg	February 6, 2006	5,000
David Ruttenberg	February 1, 2006	2,000
David Ruttenberg	January 31, 2006	500
David Ruttenberg	January 27, 2006	5,000
David Ruttenberg	January 27, 2006	3,490
David Ruttenberg	January 24, 2006	5,000
David Ruttenberg	January 23, 2006	5,000
David Ruttenberg	January 20, 2006	5,000
David Ruttenberg	January 20, 2006	5,000
David Ruttenberg	January 19, 2006	4,000
David Ruttenberg	January 18, 2006	2,200
David Ruttenberg	January 18, 2006	1,000
David Ruttenberg	January 17, 2006	5,000
David Ruttenberg	January 13, 2006	3,600
David Ruttenberg	January 12, 2006	5,000
David Ruttenberg	January 12, 2006	3,600
David Ruttenberg	January 11, 2006	5,000

     Lynne Portnoy has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 16,150 Shares held in her name and 3,000 Shares held in joint ownership with Gilbert Portnoy, as described in the Fourth Filing Amendment, incorporated herein by reference thereto; (ii) pursuant to a verbal agreement with David I. Portnoy and Gilbert Portnoy, the terms of which were disclosed in Item 6 to the Third Filing Amendment, incorporated herein by reference thereto, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from this agreement; and (iii) pursuant to being the stepmother of David I. Portnoy and Mark L. Portnoy.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 16,150 Shares held by Lynne Portnoy and of the 3,000 Shares held in joint ownership by Lynne Portnoy and Gilbert Portnoy, as a result of exercising investment and voting discretion over such Shares in accordance with the agreement among Lynne Portnoy, Gilbert Portnoy and David I. Portnoy described in the paragraph above. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.1% of Shares outstanding. Lynne Portnoy has not purchased or sold Shares within the last two years.

     Gilbert Portnoy has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 143 Shares held in his name and 3,000 Shares held in joint ownership with Lynne Portnoy, as described in the Fourth Filing Amendment, incorporated herein by reference thereto; (ii) pursuant to a verbal agreement with David I. Portnoy and Lynne Portnoy, the terms of which were disclosed in Item 6 to the Third Filing Amendment, incorporated herein by reference thereto, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from this agreement; and (iii) pursuant to being the father of David I. Portnoy and Mark L. Portnoy.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, David I. Portnoy may be deemed the beneficial owner of the 143 Shares held by Gilbert Portnoy and of the 3,000 Shares held in joint ownership by Lynne Portnoy and Gilbert Portnoy, as a result of exercising investment and voting discretion over such Shares in accordance with the agreement among Lynne Portnoy, Gilbert Portnoy and David I. Portnoy described in the paragraph above. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.0% of Shares outstanding. Gilbert Portnoy has not purchased or sold Shares within the last two years.
     Capital Asset Fund Limited Partnership has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 35,000 Shares held in its name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) the Fee Sharing Agreement, pursuant to which Capital Asset Fund Limited Partnership and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate; and (B) the Voting Agreement, pursuant to which Capital Asset Fund Limited Partnership and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.
     As described in Item 5 of the Fourth Filing Amendment, incorporated herein by reference thereto, Mark L. Portnoy may be deemed the beneficial owner of 35,000 Shares held by Capital Asset Fund Limited Partnership as a result of being Capital Asset Fund Limited Partnership’s general partner. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.3% of Shares outstanding.
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Capital Asset Fund Limited Partnership within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Capital Asset Fund Limited Partnership	September 1, 2006	2,000
Capital Asset Fund Limited Partnership	July 20, 2006	1,000
Capital Asset Fund Limited Partnership	December 29, 2005	2,000
Capital Asset Fund Limited Partnership	December 12, 2005	1,000
Capital Asset Fund Limited Partnership	December 9, 2005	1,000
Capital Asset Fund Limited Partnership	October 4, 2005	2,000
Capital Asset Fund Limited Partnership	October 4, 2005	1,000

Name	Date	Shares Purchased (Sold)
Capital Asset Fund Limited Partnership	October 4, 2005	1,000
Capital Asset Fund Limited Partnership	August 4, 2005	1,000
Capital Asset Fund Limited Partnership	June 23, 2005	1,000
Capital Asset Fund Limited Partnership	May 9, 2005	600
Capital Asset Fund Limited Partnership	May 3, 2005	400

     George Gaines has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 200,000 Shares held in his name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) the Fee Sharing Agreement, pursuant to which George Gaines and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate; and (B) the Voting Agreement, pursuant to which George Gaines and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.
     Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, George Gaines beneficially owns approximately 1.7% of Shares outstanding. The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by George Gaines within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
George Gaines	August 7, 2006	3,200
George Gaines	August 7, 2006	2,315
George Gaines	August 7, 2006	2,185
George Gaines	August 7, 2006	2,000
George Gaines	August 7, 2006	800
George Gaines	August 4, 2006	3,000
George Gaines	August 4, 2006	2,500
George Gaines	August 3, 2006	2,350
George Gaines	August 1, 2006	750
George Gaines	July 31, 2006	1,300
George Gaines	July 28, 2006	2,600
George Gaines	July 27, 2006	3,000
George Gaines	July 25, 2006	3,000
George Gaines	July 25, 2006	2,050
George Gaines	July 25, 2006	150
George Gaines	July 24, 2006	800
George Gaines	July 21, 2006	2,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000

Name	Date	Shares Purchased (Sold)
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	1,000
George Gaines	July 20, 2006	200
George Gaines	July 19, 2006	2,000
George Gaines	July 19, 2006	800
George Gaines	May 8, 2006	3,000
George Gaines	May 5, 2006	3,000
George Gaines	May 5, 2006	1,700
George Gaines	May 5, 2006	1,300
George Gaines	May 4, 2006	2,500
George Gaines	May 3, 2006	3,000
George Gaines	May 3, 2006	500
George Gaines	May 2, 2006	1,800
George Gaines	April 27, 2006	700
George Gaines	April 26, 2006	3,000
George Gaines	April 26, 2006	2,500
George Gaines	April 24, 2006	2,300
George Gaines	April 24, 2006	200
George Gaines	April 21, 2006	2,300
George Gaines	April 21, 2006	2,000
George Gaines	April 21, 2006	1,500
George Gaines	April 21, 2006	1,375
George Gaines	April 21, 2006	825
George Gaines	April 21, 2006	700
George Gaines	April 19, 2006	800
George Gaines	April 18, 2006	3,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	2,000
George Gaines	April 18, 2006	1,200
George Gaines	April 18, 2006	1,200
George Gaines	April 18, 2006	1,000
George Gaines	April 18, 2006	800
George Gaines	April 18, 2006	800
George Gaines	December 5, 2005	2,700
George Gaines	December 5, 2005	2,000
George Gaines	December 2, 2005	4,000
George Gaines	December 2, 2005	3,000
George Gaines	December 2, 2005	300
George Gaines	December 1, 2005	1,800
George Gaines	December 1, 2005	1,100
George Gaines	November 30, 2005	3,000
George Gaines	November 30, 2005	1,800
George Gaines	November 30, 2005	1,300
George Gaines	November 30, 2005	800
George Gaines	November 30, 2005	800
George Gaines	November 30, 2005	400
George Gaines	November 29, 2005	3,000

Name	Date	Shares Purchased (Sold)
George Gaines	November 29, 2005	2,000
George Gaines	November 29, 2005	1,700
George Gaines	November 29, 2005	1,300
George Gaines	November 28, 2005	2,000
George Gaines	November 28, 2005	2,000
George Gaines	November 28, 2005	1,000
George Gaines	November 23, 2005	4,000
George Gaines	November 22, 2005	5,000
George Gaines	November 17, 2005	4,400
George Gaines	November 17, 2005	3,000
George Gaines	November 17, 2005	2,300
George Gaines	November 17, 2005	2,200
George Gaines	November 17, 2005	300
George Gaines	November 17, 2005	200
George Gaines	November 16, 2005	9,500
George Gaines	November 16, 2005	5,000
George Gaines	November 16, 2005	5,000
George Gaines	November 16, 2005	4,000
George Gaines	November 16, 2005	2,400
George Gaines	November 16, 2005	1,700
George Gaines	November 16, 2005	1,500
George Gaines	November 16, 2005	1,300
George Gaines	November 16, 2005	1,300
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	1,000
George Gaines	November 16, 2005	800
George Gaines	November 16, 2005	700
George Gaines	November 16, 2005	700
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	500
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300
George Gaines	November 16, 2005	300

     Steven Berkowitz has an interest in the election of directors at the Annual Meeting (i) through the beneficial ownership of 114,000 Shares held in his name, as described in the Fourth Filing Amendment, incorporated herein by reference thereto, and (ii) pursuant to the following agreements: (A) the Fee Sharing Agreement, pursuant to which Steven Berkowitz and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to the Issuer recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate; and (B) the Voting Agreement, pursuant to which Steven Berkowitz and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of the Issuer at the Annual Meeting.

     Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, Steven Berkowitz beneficially owns approximately 0.9% of Shares outstanding. The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Steven Berkowitz within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Steven Berkowitz	February 12, 2007	1,000
Steven Berkowitz	February 8, 2007	1,000
Steven Berkowitz	February 8, 2007	12,000
Steven Berkowitz	November 13, 2006	3,500
Steven Berkowitz	November 3, 2006	96,500

EXHIBIT 2
March 26, 2007
VIA FEDERAL EXPRESS AND
FACSIMILE TRANSMISSION

Cryo-Cell International, Inc.
700 Brooker Creek Blvd., Suite 1800
Oldsmar, Florida 34677
Attention: Corporate Secretary

Re:	Stockholder’s Notice for Nomination of Person for Election as Director of Cryo-Cell International, Inc. (“CCII”)
Ladies and Gentlemen:
     PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), hereby submits this notice (this “Notice”) on the date hereof pursuant to the requirements (the “Bylaw Requirements”) set forth in Article II, Section 10 of the Amended and Restated Bylaws of CCII, attached as Exhibit 3.1 to the Form 8-K filed by CCII with the Securities and Exchange Commission (the “SEC”), on December 18, 2006 (the “Bylaws”), for the nomination of the Slate (as defined below) for election as directors of CCII at the 2007 annual meeting of stockholders of CCII (the “Annual Meeting”).
     As of the date of this Notice, the Record Holder represents that it is the record owner of 90,787 shares of Common Stock, par value $0.01 per share, of CCII (the “Shares”) and that it is entitled to vote at the Annual Meeting. Please note that David I. Portnoy may be deemed the beneficial owner of the Record Holder’s Shares as the chairman of the Record Holder’s board of directors and secretary and as the managing member of Mayim Management, LLC, which may exercise investment and voting discretion over the Record Holder’s Shares under the Investment Advisory Agreement (as defined below), pursuant to the information provided in Annex A. The address of the Record Holder is 901 Yamato Road, Suite 115, Boca Raton, Florida 33431. Please note that the Record Holder’s stock certificate was issued in the name of PARTNER COMMUNITY, INC. and that the address set forth on such stock certificate is 61 Harbour Way, Bal Harbour, Florida 33154-1362.
     The Record Holder hereby represents that it intends to appear in person or by proxy at the Annual Meeting to nominate for election as directors of CCII the following persons (each, a “Nominee” and collectively, the “Slate”):
David I. Portnoy
Mark L. Portnoy
Craig E. Fleishman, M.D.
Harold D. Berger
Scott D. Martin
     The Record Holder hereby further represents that it intends to solicit proxies in support of its nomination of the Slate by directly or indirectly delivering a proxy statement and form of proxy to holders of at least the percentage of Shares required to elect the Slate.
     As of the date hereof, based on information contained in the Bylaws, CCII’s website and CCII’s Form 10-KSB, filed with the SEC on February 28, 2007 (“Form 10-KSB”), the current Board of Directors of CCII (the “Board”) consists of 5 directors and pursuant to CCII’s Amended and Restated Certificate of Incorporation, as executed on July 10, 2000, filed by CCII with the SEC on July 19, 2002 as Exhibit 3.1 to CCII’s Form 10-QSB and the Bylaws, the number of directors shall consist of such number as from time to time shall be fixed by the Board. Based on the size of the Board during 2006, the Record Holder is assuming that 5 directors are to be elected at the

Annual Meeting. If, for any reason, more than 5 directors are to be elected at the Annual Meeting, the Record Holder reserves the right to nominate additional persons to be so elected (each, an “Additional Nominee”). Additionally, if, for any reason, any Nominee or Additional Nominee is unable to stand for election at the Annual Meeting, the Record Holder intends to nominate a person in the place of such Nominee or Additional Nominee (a “Substitute”). Finally, if fewer than 5 directors are to be elected at the Annual Meeting, the Record Holder will designate which of the Nominees will be placed in nomination. In any of those events, the Record Holder at the earliest practicable time will give notice to CCII of any Additional Nominee, the Substitute or the Nominees who will be placed in nomination.
     Pursuant to the Bylaw Requirements: (i) certain information relating to the Record Holder is set forth in the body of this Notice and Annex A; (ii) certain information relating to each Nominee is set forth in the body of this Notice and Annex A; and (iii) the written consent of each Nominee to being named in the proxy statement as a nominee and to serving as a director of CCII, if elected, is attached as Annex B.
     The Record Holder and other stockholders (each, a “Reporting Person”) filed on January 25, 2005 a Schedule 13D under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with the SEC relating to CCII (the “Filing”). The first amendment to the Filing was filed with the SEC on February 2, 2006 (the “First Filing Amendment”). The second amendment to the Filing was filed with the SEC on June 26, 2006 (the “Second Filing Amendment”). The third amendment to the Filing was filed with the SEC on February 1, 2007 (the “Third Filing Amendment”). The fourth amendment to the Filing was filed with the SEC on March 26, 2007 (the “Fourth Filing Amendment” and collectively with the Filing, the First Filing Amendment, the Second Filing Amendment and the Third Filing Amendment, the “13D Filings”).
     The 13D Filings, all attachments thereto and all future amendments thereto, are hereby incorporated into and made a part of this Notice (but only to the extent that the information disclosed therein constitutes information regarding the Record Holder or each Nominee that is required to be set forth in this Notice pursuant to Bylaw Requirements). Accordingly, all such matters disclosed in any part of the 13D Filings, including all attachments thereto, should be deemed disclosed for all purposes of this Notice.
     The Fourth Filing Amendment, a copy of which was previously delivered to CCII pursuant to Rule 13d-7 under the Exchange Act, is available at no charge at the SEC’s website at http://www.sec.gov. If CCII requests additional copies of the Fourth Filing Amendment, the Record Holder will provide them.
     The Record Holder and each Nominee have an interest in the election of directors at the Annual Meeting: (i) through the beneficial ownership (if any) of Shares, as described on the applicable attachment to Annex A and (ii) pursuant to certain agreements or relationships disclosed within this Notice and in the 13D Filings incorporated herein by reference, which include, if applicable to such Record Holder or Nominee: (A) a verbal agreement dated January 18, 2007 among the Record Holder, David I. Portnoy, Mark L. Portnoy, Scott D. Martin and certain other Reporting Persons, as described in the Third Filing Amendment, pursuant to which the parties agree to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of such Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate (the “Fee Sharing Agreement”); (B) a verbal agreement among the Record Holder, David I. Portnoy, Mark L. Portnoy, Scott D. Martin and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, pursuant to which the parties agree to vote all of each Reporting Person’s Shares for the election of the Slate as directors of CCII at the Annual Meeting (the “Voting Agreement”); (C) a verbal agreement among each Nominee, with the exception of Harold D. Berger who is not a CCII stockholder (each, a “Stockholder Nominee”), pursuant to which the parties agree to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting (the “Stockholder Nominee Voting Agreement”); (D) an accounting relationship where Harold D. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, on a regular basis and receives customary fees for such accounting services (the “Accounting Services Relationship”), which are currently expected to continue; and (E) an agreement between the Record Holder and Mayim Management, LLC, a Delaware limited liability company whose owner and managing member is David I. Portnoy, as described in Item 6 of the Fourth Filing Amendment, incorporated herein by reference thereto, pursuant to which Mayim Management,

LLC, is authorized to make investment and voting decisions relating to certain securities investments made by the Record Holder, which include the Shares held by the Record Holder (the “Investment Advisory Agreement”).
     With respect to each Nominee, other than as disclosed in this Notice and in the 13D Filings incorporated herein by reference, (i) such Nominee is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of CCII, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Nominee nor any of such Nominee’s associates have any arrangement or understanding with any person with respect to (A) any future employment by CCII or its affiliates or (B) any future transactions to which CCII or any of its affiliates will or may be a party.
     With respect to each Nominee, such Nominee is independent under the independence standards applicable to CCII under paragraph (a)(1) of Item 407 of Regulation S-K.
     The Annexes and all attachments thereto are hereby incorporated into and made a part of this Notice. Accordingly, all matters disclosed in any part of this Notice, including the Annexes and all attachments thereto should be deemed disclosed for all purposes of this Notice. All upper case terms appearing in the Annexes and all attachments thereto that are not defined in such Annexes and attachments shall have the meanings given in the body of this Notice or the Annexes, as applicable.
     Information is set forth herein as of the date hereof and neither the delivery of this Notice in accordance with the Bylaw Requirements nor any delivery by the Record Holder of additional information to CCII from and after the date hereof shall be deemed to constitute an admission by the Record Holder or any of its respective affiliates that such delivery is required or that each and every item of information is required by the Bylaws or as to the legality or enforceability of the Bylaws or any other matter, or a waiver by the Record Holder or any of its respective affiliates of their right to contest or challenge, in any way, the validity or enforceability of the Bylaws or any other matter (including actions taken by the Board in anticipation of or following receipt of this Notice).
[Signature page follows]

Very truly yours,

PartnerCommunity, Inc.
By:	/s/ David I. Portnoy
David I. Portnoy
Chairman of the Board

ANNEX A
     Certain information about the Record Holder and each Nominee is set forth in the attachments to this Annex A.

ANNEX A
ATTACHMENT 1
INFORMATION ABOUT THE RECORD HOLDER PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	PartnerCommunity, Inc.
BUSINESS ADDRESS:	901 Yamato Road, Suite 115
Boca Raton, Florida 33431
PRINCIPAL BUSINESS:	See below
     PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), has an interest in the election of directors at the Annual Meeting pursuant to the Fee Sharing Agreement, Voting Agreement, Investment Advisory Agreement and its beneficial ownership of securities, as described below.
     The Record Holder’s principal business is providing software and hardware integration solutions to telecommunication companies. David I. Portnoy may be deemed the beneficial owner of the Record Holder’s Shares as the chairman of the board and secretary of the Record Holder and as the managing member of Mayim Management, LLC, which may exercise investment and voting discretion over the Record Holder’s Shares under the Investment Advisory Agreement. Furthermore, Mark L. Portnoy is a director and stockholder of the Record Holder and Harold D. Berger is also a stockholder of the Record Holder.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     The Record Holder may be deemed the beneficial owner of the 90,787 Shares held in its name. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 0.7% of Shares outstanding.
     David I. Portnoy may be deemed the beneficial owner of the 90,787 Shares held by the Record Holder, as the chairman of the board and secretary of the Record Holder and as the managing member of Mayim Management, LLC, which may exercise investment and voting discretion over the Record Holder’s Shares under the Investment Advisory Agreement.
TWO YEARS SUMMARY TABLE:
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by the Record Holder within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	June 30, 2006	(6,213)
PartnerCommunity, Inc.	June 22, 2006	(6,000)
PartnerCommunity, Inc.	June 21, 2006	(5,000)
PartnerCommunity, Inc.	June 16, 2006	9,500
PartnerCommunity, Inc.	June 16, 2006	500
PartnerCommunity, Inc.	June 15, 2006	(3,983)
PartnerCommunity, Inc.	June 14, 2006	(10,000)
PartnerCommunity, Inc.	June 14, 2006	(3,600)
PartnerCommunity, Inc.	June 14, 2006	(1,000)
PartnerCommunity, Inc.	May 31, 2006	(10,000)
PartnerCommunity, Inc.	May 31, 2006	(1,000)
PartnerCommunity, Inc.	May 30, 2006	5,000
PartnerCommunity, Inc.	May 23, 2006	(25,000)
PartnerCommunity, Inc.	May 23, 2006	(7,500)
PartnerCommunity, Inc.	May 22, 2006	20,000

Name	Date	Shares Purchased (Sold)
PartnerCommunity, Inc.	May 22, 2006	10,000
PartnerCommunity, Inc.	May 22, 2006	4,000
PartnerCommunity, Inc.	May 17, 2006	(11,324)
PartnerCommunity, Inc.	May 17, 2006	(1,500)
PartnerCommunity, Inc.	May 17, 2006	(1,357)
PartnerCommunity, Inc.	May 9, 2006	(2,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	April 11, 2006	(1,000)
PartnerCommunity, Inc.	March 13, 2006	(1,000)
PartnerCommunity, Inc.	March 8, 2006	1,000
PartnerCommunity, Inc.	March 3, 2006	(2,836)
PartnerCommunity, Inc.	March 3, 2006	(1,000)
PartnerCommunity, Inc.	March 3, 2006	(500)
PartnerCommunity, Inc.	February 27, 2006	4,000
PartnerCommunity, Inc.	January 27, 2006	4,500
PartnerCommunity, Inc.	January 26, 2006	500
PartnerCommunity, Inc.	January 24, 2006	3,000
PartnerCommunity, Inc.	January 24, 2006	1,500
PartnerCommunity, Inc.	January 23, 2006	500
PartnerCommunity, Inc.	January 5, 2006	10,000
PartnerCommunity, Inc.	December 29, 2005	3,600
PartnerCommunity, Inc.	December 13, 2005	5,000
PartnerCommunity, Inc.	November 14, 2005	5,000
PartnerCommunity, Inc.	September 28, 2005	2,000
PartnerCommunity, Inc.	August 25, 2005	(1,800)
PartnerCommunity, Inc.	July 21, 2005	(3,000)
PartnerCommunity, Inc.	July 15, 2005	(1,000)
PartnerCommunity, Inc.	July 12, 2005	1,000
PartnerCommunity, Inc.	July 7, 2005	1,000
PartnerCommunity, Inc.	June 28, 2005	(300)
PartnerCommunity, Inc.	June 27, 2005	(1,900)
PartnerCommunity, Inc.	June 21, 2005	5,000
PartnerCommunity, Inc.	May 27, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(1,000)
PartnerCommunity, Inc.	May 26, 2005	(940)
PartnerCommunity, Inc.	April 4, 2005	500
PartnerCommunity, Inc.	March 29, 2005	500
PartnerCommunity, Inc.	March 21, 2005	655

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, the Record Holder is a party to the Fee Sharing Agreement pursuant to which the Record Holder and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate.
     As described above, the Record Holder is a party to the Voting Agreement pursuant to which the Record Holder and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     As described above, the Record Holder is a party to the Investment Advisory Agreement, incorporated herein by reference thereto, pursuant to which Mayim Management, LLC, may exercise investment and voting discretion over the Record Holder’s Shares.

ANNEX A
ATTACHMENT 2
INFORMATION ABOUT NOMINEES PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	David I. Portnoy
AGE:	44
BUSINESS ADDRESS:	52 Camden Drive
Bal Harbour, FL 33154
RESIDENCE ADDRESS:	52 Camden Drive
Bal Harbour, FL 33154
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See below
     David I. Portnoy has an interest in the election of directors at the Annual Meeting pursuant to the Fee Sharing Agreement, Voting Agreement, the Stockholder Nominee Voting Agreement, the Investment Advisory Agreement and his beneficial ownership of securities, as described below. David I. Portnoy is the chairman of the board and secretary of the Record Holder and may be deemed the beneficial owner of the Shares held by the Record Holder, as described below. David I. Portnoy is the brother of Nominee, Mark L. Portnoy. Furthermore, David I. Portnoy is the son of Gilbert Portnoy and Marilyn Goldsmith and the stepson of Lynne Portnoy and Sidney Goldsmith, current stockholders of CCII. As described in the Fourth Filing Amendment, incorporated herein by reference thereto, Lynne Portnoy may be deemed the beneficial owner of the 16,150 Shares held in her name and of the 3,000 Shares held in joint ownership with Gilbert Portnoy and Gilbert Portnoy may be deemed the beneficial owner of the 143 Shares held in his name and of the 3,000 Shares held in joint ownership with Lynne Portnoy. Marilyn Goldsmith may be deemed the beneficial owner of 1,158 Shares held in her name and of 4,362 Shares held in joint ownership with Sidney Goldsmith. Sidney Goldsmith may be deemed the beneficial owner of 4,362 Shares held in joint ownership with Marilyn Goldsmith.
     David I. Portnoy is President of Focus Financial Corp., a private investment banking and venture capital firm that was formed in 1988. He also serves as President of Visual Investment Corp., a private investment firm. Mr. Portnoy has experience in venture capital investments, including two investments that subsequently went public, Daleen Technologies Inc. and Caribbean Cigar Company. Currently, Mr. Portnoy serves as Chairman of the Board of the Record Holder, a company providing software and hardware integration solutions to telecommunication companies, including AT&T and Verizon. He is also Chairman of the Board of uTIPu Inc., a private Internet based business, and Director of the Advisory Board of Waves Ltd., an audio technology company based in Israel. Mr. Portnoy has also served on the Board of Directors of The Shul of Bal Harbour. Mr. Portnoy graduated Magna Cum Laude in 1984 from The Wharton School of Finance at the University of Pennsylvania where he earned a Bachelor of Science Degree in Economics with a joint major in finance and accounting.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     David I. Portnoy may be deemed the beneficial owner of 734,546 Shares, which number includes (i) 170,585 Shares held directly by David I. Portnoy, as to which he has the sole power to vote and dispose or direct the disposition; (ii) 53,850 Shares held by Visual Investment Corp., as to which David I. Portnoy may be deemed the beneficial owner as the sole officer and director of Visual Investment Corp.; (iii) 90,787 Shares held by the Record Holder, as to which David I. Portnoy may be deemed the beneficial owner as chairman of the board and secretary and as managing member of Mayim Management, LLC, which may exercise investment and voting discretion over such Shares in accordance with the Investment Advisory Agreement; (iv) 174,430 Shares held by Jamie H. Zidell, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such Shares in accordance with the agreements between David I. Portnoy and Jamie H. Zidell described below; (v) 106,521 Shares held byMayim Investment Limited Partnership, as to which David I. Portnoy may be deemed the beneficial owner as the managing member and owner of Mayim Management, LLC, which is the general partner of Mayim Management Limited Partnership, which is the general partner ofMayim Investment Limited Partnership; (vi) 119,080 Shares held by David Ruttenberg, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such Shares in accordance with the agreement between David I. Portnoy and David Ruttenberg described below; (vii) 16,150 Shares held by Lynne Portnoy and 3,000 Shares held jointly by Lynne Portnoy and Gilbert Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such Shares in accordance with the agreement between Lynne Portnoy, Gilbert Portnoy and David I. Portnoy described below; and (viii) 143 Shares held by Gilbert Portnoy and 3,000 Shares held jointly by Gilbert Portnoy and Lynne Portnoy, as to which David I. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such Shares in accordance with the agreement between Gilbert Portnoy, Lynne Portnoy and David I. Portnoy described below. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 6.3% of Shares outstanding.
TWO YEARS SUMMARY TABLE:
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by David I. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
David I. Portnoy	March 6, 2007	(2,000)
David I. Portnoy	March 5, 2007	(1,300)
David I. Portnoy	December 14, 2006	(800)
David I. Portnoy	November 3, 2006	(4,700)
David I. Portnoy	November 3, 2006	(300)
David I. Portnoy	October 24, 2006	(2,179)
David I. Portnoy	October 16, 2006	(500)
David I. Portnoy	September 21, 2006	1,000
David I. Portnoy	September 21, 2006	1,000
David I. Portnoy	September 14, 2006	336
David I. Portnoy	September 14, 2006	317
David I. Portnoy	September 7, 2006	(300)
David I. Portnoy	September 7, 2006	(3,300)
David I. Portnoy	September 7, 2006	(500)
David I. Portnoy	August 14, 2006	(1,000)
David I. Portnoy	August 14, 2006	(1,000)
David I. Portnoy	August 11, 2006	125
David I. Portnoy	August 8, 2006	(800)
David I. Portnoy	July 31, 2006	(1,000)
David I. Portnoy	June 8, 2006	(3,500)
David I. Portnoy	June 8, 2006	(3,500)
David I. Portnoy	June 8, 2006	(1,000)
David I. Portnoy	June 8, 2006	(1,000)
David I. Portnoy	June 8, 2006	(500)
David I. Portnoy	June 8, 2006	(500)
David I. Portnoy	June 8, 2006	(5,000)
David I. Portnoy	May 31, 2006	(5,161)
David I. Portnoy	May 22, 2006	(4,000)
David I. Portnoy	May 22, 2006	(2,000)
David I. Portnoy	May 22, 2006	(2,000)
David I. Portnoy	May 16, 2006	(10,000)
David I. Portnoy	May 16, 2006	(5,000)
David I. Portnoy	May 16, 2006	(2,000)
David I. Portnoy	May 16, 2006	(3,000)
David I. Portnoy	May 15, 2006	10,000
David I. Portnoy	May 15, 2006	6,200

Name	Date	Shares Purchased (Sold)
David I. Portnoy	May 8, 2006	2,000
David I. Portnoy	April 28, 2006	(813)
David I. Portnoy	April 28, 2006	(500)
David I. Portnoy	April 11, 2006	(2,000)
David I. Portnoy	April 10, 2006	(10,000)
David I. Portnoy	April 10, 2006	(5,500)
David I. Portnoy	April 10, 2006	(4,500)
David I. Portnoy	April 10, 2006	(4,426)
David I. Portnoy	April 10, 2006	(3,100)
David I. Portnoy	April 10, 2006	(2,000)
David I. Portnoy	March 8, 2006	(4,000)
David I. Portnoy	March 8, 2006	(1,300)
David I. Portnoy	March 8, 2006	(1,000)
David I. Portnoy	March 7, 2006	(700)
David I. Portnoy	March 3, 2006	(5,000)
David I. Portnoy	March 3, 2006	(5,000)
David I. Portnoy	March 2, 2006	(3,000)
David I. Portnoy	March 2, 2006	(2,375)
David I. Portnoy	March 1, 2006	(1,500)
David I. Portnoy	March 1, 2006	(1,000)
David I. Portnoy	March 1, 2006	(5,000)
David I. Portnoy	February 27, 2006	10,000
David I. Portnoy	February 27, 2006	(2,500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 27, 2006	(500)
David I. Portnoy	February 24, 2006	(4,300)
David I. Portnoy	February 24, 2006	(3,000)
David I. Portnoy	February 14, 2006	(2,336)
David I. Portnoy	January 19, 2006	(3,600)
David I. Portnoy	January 13, 2006	2,600
David I. Portnoy	January 12, 2006	2,600
David I. Portnoy	January 12, 2006	1,118
David I. Portnoy	January 4, 2006	4,500
David I. Portnoy	December 30, 2005	500
David I. Portnoy	December 29, 2005	5,000
David I. Portnoy	December 16, 2005	5,000
David I. Portnoy	December 13, 2005	5,000
David I. Portnoy	December 12, 2005	2,000
David I. Portnoy	December 8, 2005	1,000
David I. Portnoy	December 7, 2005	1,500
David I. Portnoy	December 7, 2005	1,000
David I. Portnoy	December 7, 2005	500
David I. Portnoy	November 28, 2005	5,000
David I. Portnoy	November 17, 2005	(4,500)
David I. Portnoy	November 14, 2005	3,500
David I. Portnoy	November 14, 2005	1,500
David I. Portnoy	November 11, 2005	1,000
David I. Portnoy	November 10, 2005	(1,000)
David I. Portnoy	November 10, 2005	4,000

Name	Date	Shares Purchased (Sold)
David I. Portnoy	November 10, 2005	3,154
David I. Portnoy	November 10, 2005	3,118
David I. Portnoy	November 10, 2005	3,000
David I. Portnoy	November 10, 2005	2,900
David I. Portnoy	November 10, 2005	2,090
David I. Portnoy	November 10, 2005	2,000
David I. Portnoy	November 10, 2005	1,000
David I. Portnoy	November 10, 2005	300
David I. Portnoy	October 17, 2005	2,500
David I. Portnoy	October 17, 2005	2,378
David I. Portnoy	October 17, 2005	1,500
David I. Portnoy	October 17, 2005	1,326
David I. Portnoy	October 17, 2005	400
David I. Portnoy	October 14, 2005	500
David I. Portnoy	October 14, 2005	1,654
David I. Portnoy	October 14, 2005	1,000
David I. Portnoy	October 14, 2005	1,000
David I. Portnoy	October 13, 2005	572
David I. Portnoy	October 12, 2005	2,000
David I. Portnoy	October 11, 2005	2,000
David I. Portnoy	October 7, 2005	2,000
David I. Portnoy	October 6, 2005	3,600
David I. Portnoy	October 6, 2005	2,000
David I. Portnoy	September 29, 2005	5,000
David I. Portnoy	September 29, 2005	3,650
David I. Portnoy	September 29, 2005	1,000
David I. Portnoy	September 27, 2005	2,008
David I. Portnoy	September 20, 2005	(1,000)
David I. Portnoy	September 13, 2005	(2,000)
David I. Portnoy	September 13, 2005	2,000
David I. Portnoy	August 11, 2005	(1,428)
David I. Portnoy	July 15, 2005	(10,000)
David I. Portnoy	July 15, 2005	(10,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(5,000)
David I. Portnoy	July 15, 2005	(4,500)
David I. Portnoy	July 15, 2005	(4,500)
David I. Portnoy	July 15, 2005	(2,000)
David I. Portnoy	July 15, 2005	(2,000)
David I. Portnoy	July 15, 2005	(500)
David I. Portnoy	July 15, 2005	(500)
David I. Portnoy	July 8, 2005	1,428
David I. Portnoy	June 29, 2005	1,000
David I. Portnoy	June 29, 2005	1,000
David I. Portnoy	June 27, 2005	(843)
David I. Portnoy	June 17, 2005	650
David I. Portnoy	June 9, 2005	1,050
David I. Portnoy	June 6, 2005	2,500
David I. Portnoy	June 6, 2005	800
David I. Portnoy	June 2, 2005	(1,000)

Name	Date	Shares Purchased (Sold)
David I. Portnoy	May 31, 2005	(1,000)
David I. Portnoy	May 27, 2005	(1,500)
David I. Portnoy	May 27, 2005	(500)
David I. Portnoy	May 26, 2005	(2,000)
David I. Portnoy	May 26, 2005	(2,000)
David I. Portnoy	May 26, 2005	(1,000)
David I. Portnoy	May 26, 2005	(1,000)
David I. Portnoy	May 20, 2005	(1,000)
David I. Portnoy	May 10, 2005	(445)
David I. Portnoy	April 28, 2005	(700)
David I. Portnoy	April 28, 2005	654
David I. Portnoy	April 27, 2005	1,500
David I. Portnoy	April 21, 2005	(1,000)
David I. Portnoy	April 14, 2005	1,000
David I. Portnoy	April 8, 2005	(1,000)
David I. Portnoy	April 8, 2005	(2,000)
David I. Portnoy	April 7, 2005	(1,000)
David I. Portnoy	April 6, 2005	(1,000)
David I. Portnoy	April 5, 2005	(1,000)
David I. Portnoy	April 5, 2005	(1,000)
David I. Portnoy	April 5, 2005	(1,000)
David I. Portnoy	April 1, 2005	1,000

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, David I. Portnoy is a party to the Fee Sharing Agreement pursuant to which David I. Portnoy and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate.
     As described above, David I. Portnoy is a party to the Voting Agreement pursuant to which David I. Portnoy and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     As described above, David I. Portnoy is a party to the Stockholder Nominee Voting Agreement, pursuant to which David I. Portnoy and each other Stockholder Nominee verbally agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     David I. Portnoy is a party to three agreements with Jamie H. Zidell. The first two agreements were dated October 27, 2004 and December 20, 2004, the terms of which were disclosed in Item 6 and were included as Exhibits 2 and 3 to the Filing, incorporated herein by reference thereto. On October 2006, David I. Portnoy and Jamie H. Zidell amended their agreements, the terms of which were disclosed in Item 6 and were included as Exhibit 3 to the Third Filing Amendment, incorporated herein by reference thereto. In these three agreements, David I. Portnoy guarantees any shortfall below a certain amount in Mr. Zidell’s investment accounts in return for the sharing of profits in such investment accounts.
     David I. Portnoy is a party to a verbal agreement with David Ruttenberg, the terms of which were disclosed in Item 6 to the Second Filing Amendment, incorporated herein by reference thereto, pursuant to which David

Ruttenberg agreed to compensate David I. Portnoy with a percentage of Mr. Ruttenberg’s profits, if any, from his investment in the Shares. Mr. Portnoy does not direct the voting control over the Shares owned by Mr. Ruttenberg.
     David I. Portnoy is a party to a verbal agreement with Lynne Portnoy and Gilbert Portnoy, the terms of which were disclosed in Item 6 to the Third Filing Amendment, incorporated herein by reference thereto, pursuant to which David I. Portnoy is authorized to make investment and voting decisions relating to the Shares owned by Lynne Portnoy and Gilbert Portnoy, although Lynne Portnoy and Gilbert Portnoy retain their right to withdraw their assets from the agreement.

ANNEX A
ATTACHMENT 3
INFORMATION ABOUT NOMINEES PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	Mark Louis Portnoy
AGE:	43
BUSINESS ADDRESS:	90 Alton Rd., Unit 3307
Miami, Florida 33139
RESIDENCE ADDRESS:	90 Alton Rd., Unit 3307
Miami, Florida 33139
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See below
     Mark L. Portnoy has an interest in the election of directors at the Annual Meeting pursuant to the Fee Sharing Agreement, the Voting Agreement, the Stockholder Nominee Voting Agreement, the Accounting Services Relationship and his beneficial ownership of securities, as described below. Mark L. Portnoy is a director and stockholder of the Record Holder and the brother of Nominee, David I. Portnoy. Furthermore, Mark L. Portnoy is the son of Gilbert Portnoy and Marilyn Goldsmith and the stepson of Lynne Portnoy and Sidney Goldsmith, current stockholders of CCII. As described in the Fourth Filing Amendment, incorporated herein by reference thereto, Lynne Portnoy may be deemed the beneficial owner of the 16,150 Shares held in her name and of the 3,000 Shares held in joint ownership with Gilbert Portnoy and Gilbert Portnoy may be deemed the beneficial owner of the 143 Shares held in his name and of the 3,000 Shares held in joint ownership with Lynne Portnoy. Marilyn Goldsmith may be deemed the beneficial owner of 1,158 Shares held in her name and of 4,362 Shares held in joint ownership with Sidney Goldsmith. Sidney Goldsmith may be deemed the beneficial owner of 4,362 Shares held in joint ownership with Marilyn Goldsmith.
     Mark L. Portnoy currently serves on the board of directors of the Record Holder, a company providing software and hardware integration solutions to telecommunication companies, including AT&T and Verizon. Mr. Portnoy also serves on the board of directors of uTIPu Inc., a private Internet based business and has been engaged in managing his personal investments since April 1997. Mr. Portnoy had previously worked at Strome, Susskind Investments from January 1995 to April 1997, becoming their Chief Fixed Income Trader. Mr. Portnoy’s experience includes negotiating contracts for N.B.A. players totaling approximately $30 million. From March 1986 to November 1991, Mr. Portnoy worked on a portfolio ranging from $1 billion to $7 billion in the Fixed Income Arbitrage Department of Donaldson, Lufkin and Jenrette Securities Corp. Mr. Portnoy graduated Phi Beta Kappa from the University of North Carolina at Chapel Hill with a degree in Economics in December 1985.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     Mark L. Portnoy may be deemed the beneficial owner of 152,515 Shares, which number includes (i) 117,515 Shares held in his name, as to which he has the sole power to vote and dispose or direct the disposition and (ii) 35,000 Shares held by Capital Asset Fund Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 1.3% of Shares outstanding.

TWO YEARS SUMMARY TABLE:
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Mark L. Portnoy within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Mark L. Portnoy	September 12, 2006	1,000
Mark L. Portnoy	September 1, 2006	1,000
Mark L. Portnoy	July 20, 2006	1,000
Mark L. Portnoy	June 23, 2006	500
Mark L. Portnoy	April 24, 2006	1,000
Mark L. Portnoy	December 12, 2005	1,000
Mark L. Portnoy	December 9, 2005	1,000
Mark L. Portnoy	December 6, 2005	1,000
Mark L. Portnoy	December 6, 2005	1,000
Mark L. Portnoy	November 15, 2005	1,000
Mark L. Portnoy	November 15, 2005	1,000
Mark L. Portnoy	October 4, 2005	2,000
Mark L. Portnoy	October 4, 2005	1,000
Mark L. Portnoy	October 4, 2005	1,000
Mark L. Portnoy	June 22, 2005	1,000
Mark L. Portnoy	June 7, 2005	1,000
Mark L. Portnoy	May 23, 2005	1,000
Mark L. Portnoy	May 10, 2005	1,000
Mark L. Portnoy	April 15, 2005	1,000
Mark L. Portnoy	March 30, 2005	1,000
Mark L. Portnoy	March 29, 2005	1,000
Mark L. Portnoy	March 28, 2005	400
Mark L. Portnoy	March 23, 2005	1,000

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, Mark L. Portnoy is a party to the Fee Sharing Agreement pursuant to which Mark L. Portnoy and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate.
     As described above, Mark L. Portnoy is a party to the Voting Agreement pursuant to which Mark L. Portnoy and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     As described above, Mark L. Portnoy is a party to the Stockholder Nominee Voting Agreement, pursuant to which Mark L. Portnoy and each other Stockholder Nominee verbally agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     As described above, Mark L. Portnoy and Capital Asset Fund Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, have an Accounting Services Relationship with Harold D. Berger, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

ANNEX A
ATTACHMENT 4
INFORMATION ABOUT NOMINEES PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	Craig E. Fleishman, M.D.
AGE:	44
BUSINESS ADDRESS:	50 W. Sturtevant St.
Orlando, Florida 32806
RESIDENCE ADDRESS:	5404 Brookline Dr.
Orlando, Florida 32819
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See below
     Craig E. Fleishman has an interest in the election of directors at the Annual Meeting pursuant to the Stockholder Nominee Voting Agreement and his beneficial ownership of securities, as described below.
     Craig E Fleishman, MD, FACC, FASE is a senior partner of the Congenital Heart Institute at Arnold Palmer Hospital and Miami Children’s Hospital and is the director of Non-invasive Cardiac Imaging at the Arnold Palmer Hospital for Children in Orlando. He directs the use of advanced imaging techniques in the diagnosis and management of congenital and acquired heart disease in infants and children and specializes in the evaluation, management, and counseling of families with fetal heart defects. Dr. Fleishman received his medical and pediatric training at Yale University. He subsequently received cardiology training at Duke University where he was an early investigator in the clinical development of three-dimensional cardiac ultrasound. Dr. Fleishman served on the faculties of Harvard University, Yale University, and the Ohio State University before joining the Congenital Heart Institute in Orlando. He has published numerous articles and chapters on congenital heart disease and cardiac ultrasound and is a frequent invited speaker at national scientific conferences. He has also been a consultant to multiple biomedical and medical technology companies. Dr. Fleishman is a Fellow of the American College of Cardiology and a Fellow of the American Society of Echocardiography.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     Dr. Fleishman may be deemed the beneficial owner of 9,200 Shares held in his name, as to which he has the sole power to vote and dispose or direct the disposition. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately less than 0.01% of Shares outstanding.
TWO YEARS SUMMARY TABLE:
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Craig E. Fleishman within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Craig E. Fleishman	February 21, 2007	100
Craig E. Fleishman	February 7, 2007	100 (Gift)
Craig E. Fleishman	November 10, 2006	1,527
Craig E. Fleishman	November 9, 2006	2,473
Craig E. Fleishman	December 7, 2005	5,000

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, Dr. Fleishman is a party to the Stockholder Nominee Voting Agreement, pursuant to which Dr. Fleishman and each other Stockholder Nominee verbally agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     Dr. Fleishman received 100 Shares as a gift from his brother, Adam Fleishman, on February 7, 2007.

ANNEX A
ATTACHMENT 5
INFORMATION ABOUT NOMINEES PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	Harold David Berger
AGE:	43
BUSINESS ADDRESS:	P.O. Box 20301
Atlanta, Georgia 30325
RESIDENCE ADDRESS:	1079 Dean Drive NW
Atlanta, Georgia 30318
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See below
     Harold D. Berger has an interest in the election of directors at the Annual Meeting pursuant to the Accounting Services Relationship, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and to Capital Asset Fund Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue. Furthermore, Harold D. Berger is a stockholder of the Record Holder.
     Harold D. Berger has operated his own public accounting practice since 2005 and currently represents over 150 business and individual clients. Historically, Mr. Berger’s practice has focused on all aspects of the real estate industry, high end individual income tax planning and compliance, estate planning and small business operational consulting. Mr. Berger currently serves as Director and President of American Consumer Alliance, Inc., a marketing company that is expected to formally dissolve operations in late August 2007. Over the past twenty years, Mr. Berger has also served on boards for a variety of charitable organizations. Mr. Berger currently serves as Treasurer and Executive Committee Member of The Gatchell Home, Inc., as Director of The Jewish Educational Loan Fund, Inc. and as Director and financial adviser to The Atlanta Group Home Foundation, Inc. Prior to opening his private practice, Mr. Berger was employed for sixteen years with a local accounting firm in Atlanta, Georgia, Habif, Arogeti & Wynne, LLP, the last ten of which he was one of twenty equity partners. Mr. Berger graduated in 1986 from the University of North Carolina at Chapel Hill with a bachelor’s degree in Business Administration. He also graduated from the University of Texas at Austin with a Master’s degree in Professional Accounting in 1987.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     Mr. Berger does not own any Shares.
CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, Mr. Berger has an Accounting Services Relationship with Mark L. Portnoy and Capital Asset Fund Limited Partnership, a Delaware limited partnership, as to which Mark L. Portnoy may be deemed the beneficial owner as its general partner, pursuant to which Mr. Berger provides accounting services to Mark L. Portnoy and Capital Asset Fund Limited Partnership, on a regular basis and receives customary fees for such accounting services. The Accounting Services Relationship is currently expected to continue.

ANNEX A
ATTACHMENT 6
INFORMATION ABOUT NOMINEES PURSUANT TO
ARTICLE II, SECTION 10 OF THE BYLAWS

NAME:	Scott Douglas Martin
AGE:	39
BUSINESS ADDRESS:	243 Trail Ridge Road
Rutherfordton, North Carolina 28139
RESIDENCE ADDRESS:	243 Trail Ridge Road
Rutherfordton, North Carolina 28139
PRINCIPAL OCCUPATION OR EMPLOYMENT:	See below
     Scott D. Martin has an interest in the election of directors at the Annual Meeting pursuant to the Fee Sharing Agreement, the Voting Agreement, the Stockholder Nominee Voting Agreement and his beneficial ownership of securities, as described below.
     Scott D. Martin has experience as a former CEO, management consultant and private investor. Key areas of proficiency include strategic and business planning, marketing through multiple distribution channels, project management and communications. From 2005 to 2006, Mr. Martin was the President and Chief Executive Officer of Rheem Manufacturing Company, an international provider of home comfort systems with revenue exceeding $2 billion. From 2001 to 2005, Mr. Martin was the President of Rheem’s Water Heating Division, a $600 million division that achieved the leading market share position for water heaters while being named three times as Home Depot’s Vendor Partner of the Year. Mr. Martin began his career at Rheem as the head of Marketing in 1999, following several years as a management consultant for both Andersen Consulting and Arthur Andersen’s Business Consulting Practice. Today, Mr. Martin serves as a private investor with a focus on companies in emerging markets and new product innovations. Mr. Martin graduated with Honors from the University of North Carolina at Chapel Hill in 1989 with a Bachelor of Science in Business Administration. Mr. Martin also received his Master of Business Administration in 1993 from the J.L. Kellogg Graduate School of Management at Northwestern University.
BENEFICIAL OWNERSHIP OF SECURITIES AS OF THE DATE OF THIS NOTICE:
     Mr. Martin may be deemed the beneficial owner of 216,000 Shares held in his name, as to which he has the sole power to vote and dispose or direct the disposition. Based upon 11,624,629 Shares outstanding as of November 30, 2006, as reported in Form 10-KSB, this represents beneficial ownership of approximately 1.8% of Shares outstanding.

TWO YEARS SUMMARY TABLE:
     The following table indicates the date of each purchase and sale of Shares that may be beneficially owned by Scott D. Martin within the past two years, and the number of Shares in each such purchase and sale:

Name	Date	Shares Purchased (Sold)
Scott D. Martin	February 20, 2007	1,000
Scott D. Martin	December 12, 2006	7,290
Scott D. Martin	December 8, 2006	1,000
Scott D. Martin	December 8, 2006	3,210
Scott D. Martin	December 7, 2006	1,000
Scott D. Martin	December 6, 2006	2,000
Scott D. Martin	November 29, 2006	500
Scott D. Martin	October 18, 2006	6,000
Scott D. Martin	October 16, 2006	4,000
Scott D. Martin	October 16, 2006	15,000
Scott D. Martin	October 13, 2006	1,000
Scott D. Martin	October 13, 2006	1,000
Scott D. Martin	October 13, 2006	5,000
Scott D. Martin	October 11, 2006	15,000
Scott D. Martin	October 11, 2006	5,000
Scott D. Martin	October 10, 2006	20,000
Scott D. Martin	October 5, 2006	6,400
Scott D. Martin	October 5, 2006	3,100
Scott D. Martin	October 5, 2006	500
Scott D. Martin	September 27, 2006	1,000
Scott D. Martin	September 27, 2006	2,500
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 27, 2006	5,000
Scott D. Martin	September 26, 2006	7,500
Scott D. Martin	September 26, 2006	500
Scott D. Martin	September 21, 2006	10,000
Scott D. Martin	September 21, 2006	5,000
Scott D. Martin	September 21, 2006	5,000
Scott D. Martin	September 18, 2006	20,000
Scott D. Martin	September 12, 2006	13,800
Scott D. Martin	September 11, 2006	6,200
Scott D. Martin	September 8, 2006	5,000
Scott D. Martin	September 6, 2006	2,000
Scott D. Martin	September 6, 2006	3,000
Scott D. Martin	August 31, 2006	3,500
Scott D. Martin	August 31, 2006	1,500
Scott D. Martin	August 30, 2006	1,500
Scott D. Martin	August 24, 2006	15,000

CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO SECURITIES OF THE CORPORATION:
     As described above, Mr. Martin is a party to the Fee Sharing Agreement pursuant to which Mr. Martin and certain other Reporting Persons in the Third Filing Amendment verbally agreed to share legal and other fees currently incurred or to be incurred in connection with the activities described in Item 4 of the Third Filing Amendment, incorporated herein by reference thereto, which activities include a shareholder proposal to CCII recommending the adoption of substantially equivalent provisions to those set forth in the SEC’s Proposed Rule 14a-11 and the possible nomination of the Slate.
     As described above, Mr. Martin is a party to the Voting Agreement pursuant to which Mr. Martin and certain other Reporting Persons in the Fourth Filing Amendment, incorporated herein by reference thereto, verbally agreed to vote all of each Reporting Person’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.
     As described above, Mr. Martin is a party to the Stockholder Nominee Voting Agreement, pursuant to which Mr. Martin and each other Stockholder Nominee verbally agreed to vote all of each Stockholder Nominee’s Shares for the election of the Slate as directors of CCII at the Annual Meeting.

ANNEX B
     The signed consent of each Nominee to being named as a nominee for election as a director of CCII and to serve as a director, if elected, is attached to this Annex B.

ANNEX B
ATTACHMENT 1
CONSENT OF NOMINEE
     The undersigned hereby consents to being named as a nominee for election as a director of Cryo-Cell International, Inc. (“CCII”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of CCII by PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), and in other materials in connection with the solicitation of proxies by the Record Holder from stockholders of CCII to be voted at the 2007 annual meeting of stockholders of CCII and any adjournment thereof, and further consents to serve as a director of CCII, if elected.
Dated: March 26, 2007

/s/ David I. Portnoy
Name:	David I. Portnoy

ANNEX B
ATTACHMENT 2
CONSENT OF NOMINEE
     The undersigned hereby consents to being named as a nominee for election as a director of Cryo-Cell International, Inc. (“CCII”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of CCII by PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), and in other materials in connection with the solicitation of proxies by the Record Holder from stockholders of CCII to be voted at the 2007 annual meeting of stockholders of CCII and any adjournment thereof, and further consents to serve as a director of CCII, if elected.
Dated: March 26, 2007

/s/ Mark L. Portnoy
Name:	Mark L. Portnoy

ANNEX B
ATTACHMENT 3
CONSENT OF NOMINEE
     The undersigned hereby consents to being named as a nominee for election as a director of Cryo-Cell International, Inc. (“CCII”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of CCII by PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), and in other materials in connection with the solicitation of proxies by the Record Holder from stockholders of CCII to be voted at the 2007 annual meeting of stockholders of CCII and any adjournment thereof, and further consents to serve as a director of CCII, if elected.
Dated: March 26, 2007

/s/ Craig E. Fleishman, M.D.
Name:	Craig E. Fleishman, M.D.

ANNEX B
ATTACHMENT 4
CONSENT OF NOMINEE
     The undersigned hereby consents to being named as a nominee for election as a director of Cryo-Cell International, Inc. (“CCII”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of CCII by PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), and in other materials in connection with the solicitation of proxies by the Record Holder from stockholders of CCII to be voted at the 2007 annual meeting of stockholders of CCII and any adjournment thereof, and further consents to serve as a director of CCII, if elected.
Dated: March 26, 2007

/s/ Harold D. Berger
Name:	Harold D. Berger

ANNEX B
ATTACHMENT 5
CONSENT OF NOMINEE
     The undersigned hereby consents to being named as a nominee for election as a director of Cryo-Cell International, Inc. (“CCII”), in the proxy statement to be filed with the Securities and Exchange Commission and distributed to stockholders of CCII by PartnerCommunity, Inc., a Delaware corporation (the “Record Holder”), and in other materials in connection with the solicitation of proxies by the Record Holder from stockholders of CCII to be voted at the 2007 annual meeting of stockholders of CCII and any adjournment thereof, and further consents to serve as a director of CCII, if elected.
Dated: March 26, 2007

/s/ Scott D. Martin
Name:	Scott D. Martin